UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09445

Marketocracy Funds
(Exact name of registrant as specified in charter)

1200 Park Place, Suite 100, San Mateo, CA 94403
(Address of principal executive offices) (Zip code)

Kendrick W. Kam
1200 Park Place, Suite 100, San Mateo, CA 94403
(Name and address of agent for service)

1-888-884-8482
Registrant's telephone number, including area code

Date of fiscal year end: June 30

Date of reporting period: December 31, 2006

Item 1. Report to Stockholders.

marketocracy funds

Semi-Annual Report

MASTERS 100 FUND

December 31, 2006

Performance & Portfolio Discussion

Dear Shareholders,

When we started the Marketocracy Masters 100 Fund on November 5, 2001, we challenged ourselves to beat the market by 4 percentage points per year. Five years later, the Fund has delivered an average annual return of 11.40% since inception as of 12/31/06, while the S&P 500 Index had an average annual return of 6.88% during the same period. So we beat the market by an average of 4.52 percentage points per year!

Returns assume reinvestment of dividends and distributions. Performance data quoted represents past performance. Past performance is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit: http://funds.marketocracy.com/mof/index.html or call 888-884-8482.

The last five years have been challenging markets as we navigated through a lot for our shareholders. We entered into the post 9/11 era and a war on terror that has reduced our freedom and changed our daily lives. We have had costly wars in Iraq and Afghanistan, record deficits, record debt, and a falling dollar. Hurricanes Katrina and Rita that devastated the Gulf Coast, and a massive tsunami in Asia that was even more damaging. We’ve seen the Fed drop interest rates to 50-year lows to keep the economy from stalling, which led to all-time highs in oil, gas, and natural resources. Corporate earnings reached a 50-year high, and we got caught up in a housing bubble. Then we had an awkwardly timed change in Fed Chairman while the Fed was in the middle of rapidly raising interest rates to keep the economy from spinning into inflation. Global warming seems to have affected our weather. Enron’s energy price fixing scheme collapsed and with it the world’s biggest accounting firm, Anderson. Mutual fund scandals, Sarbanes-Oxley, and now stock option back dating.
It has been quite a challenging five years! But it is during markets like that it pays to have an investment team that can help navigate whatever the market throws at it and still deliver great returns.

We started Marketocracy to build the best team of investing talent on the planet to help us manage money for our families and clients. In this quest, track records mean a lot more to us than resumes because frankly, we've found that where someone went to school, their age, ethnicity, religion, family connections, presentation skills, etc. all have little or no bearing on investment ability. Marketocracy now has more detailed track records on more people managing model portfolios than anyone else in the world and in the process, has built an extensive farm system of investing talent.

Thank you for the trust you’ve placed in us and in our team investing process as we put it to work for you. Each year our database grows, our track records become more valuable, and we become better at tapping the wisdom of our team and navigating whatever the market throws at us.

Sincerely,

Ken Kam
Portfolio Manager
Marketocracy Masters 100 Fund

Semi-Annual Report - 1

Performance Summary

	CUMULATIVE RETURNS				AVG ANNUAL RETURNS
(As of December 31, 2006)	1 MOS	3 MOS	1 YEAR	INCEPT[1]	1 YEAR	5 YEAR	INCEPT[1]
Masters 100 Fund	4.33%	13.60%	20.18%	74.55%	20.18%	10.85%	11.40%
MARKET INDICES
DJIA[2]	2.11%	7.38%	19.08%	48.12%	19.08%	6.81%	7.91%

S&P 500[3]	1.40%	6.69%	15.79%	40.93%	15.79%	6.19%	6.88%

NASDAQ[4]	-0.62%	7.15%	10.41%	38.74%	10.41%	4.99%	6.55%

1.	The Masters 100 Fund’s inception date was November 5, 2001.
2.	Dow Jones Industrial Average is a price-weighted average of 30 selected blue-chip stocks.
3.	Standard & Poors 500 Index is comprised of 500 selected common stocks, most of which are listed on the NYSE.
4.	NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ domestic and international based common type stocks listed on the NASDAQ Stock Market.

The above indices are unmanaged and cannot be invested in directly. Returns for the above indices and the Fund assume reinvestment of dividends and distributions. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance data quoted represents past performance. Past performance is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please call 1-888-884-8482 or visit: http://funds.marketocracy.com/mof/index.html

Principal risks associated with an investment in the Fund include Stock Selection risk, Small and Medium Companies risk, Foreign Investment risk, and Internet Reliance risk. The Fund can invest in small and medium sized companies, which are often more volatile and less liquid than larger, more established companies and therefore increase the volatility of the Fund’s portfolio. The strategies used by the Fund’s investment adviser in selecting Fund’s portfolio may not always be successful. The investments may decline in value or not increase in value when the stock market in general is rising. Investments in foreign securities entail risks not present in domestic investments including, among others, risks related to political or economic instability, currency exchange, and taxation. Operation of Marketocracy.com’s website depends on the continued availability of the Internet, both short- and long-term. Significant failures of the Internet could lead to interruptions or delays in the Fund’s investment adviser’s ability to manage the Fund’s portfolio.

The m100 group, upon whose research the Masters 100 Fund’s portfolio manager relies in managing the Fund, is comprised of individuals who may be amateur investors, not investment professionals, and are not employees of the Fund or its adviser. Their track records are based on the performance of a simulated stock portfolio on the website www.marketocracy.com.

Marketocracy Funds advises investors to carefully consider the investment objectives, risks, and charges and expenses associated with the Fund prior to investing. The Fund’s prospectus contains this and other information about the Fund. To obtain a prospectus containing more complete information about the Fund, including fees and expenses, please call 1-888-884-8482, or visit: http://funds.marketocracy.com/mof/prospectus.html. Please read the prospectus carefully before investing.

Distributor: Rafferty Capital Markets, LLC

Date of first use: March 1, 2007

2 - Semi-Annual Report

Fund Holdings* by Sector**

*	Portfolio holdings subject to change.
**	Percent of Net Assets.

Growth of $10,000

$18,000
$17,000
$16,000
$15,000
$14,000
$13,000
$12,000
$11,000
$10,000
$9,000
$8,000
$7,000
$6,000
Growth of $10,000
MOFQX
Dow Jones Industrial Average
S&P 500 Index
NASDAQ
$17,455
$14,812
$14,093
$13,874
Nov-01
Dec-01
Mar-02
Jun-02
Sep-02
Dec-02
Mar-03
Jun-03
Sep-03
Dec-03
Mar-04
Jun-04
Sep-04
Dec-04
Mar-05
Jun-05
Sep-05
Dec-05
Mar-06
Jun-06
Sep-06
Dec-06

Semi-Annual Report - 3

Shareholder Expense Example

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, which may include redemption fees, and (2) ongoing costs, including investment advisory fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2006 to December 31, 2006).

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses, with actual net expenses being limited to 1.95% per the advisory agreement. Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. If you request a redemption be made by wire transfer, currently, the Fund’s transfer agent charges a $15.00 fee. Investment Retirement Accounts will be charged a $15.00 annual maintenance fee. To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example below. The example below includes, but is not limited to, investment advisory fees and administration fees (which include fund accounting, custody and transfer agent costs). However, the example below does not include portfolio trading commissions and related expenses, and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6). Then, multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

4 - Semi-Annual Report

Actual Returns vs. Hypothetical Returns
Six Months Ended December 31, 2006
			Expenses Paid
	Beginning	Ending Account	During Period*
	Account Value	Value	July 1, 2006 to
	July 1, 2006	December 31, 2006	December 31, 2006

Actual	$1,000.00	$1,109.10	$10.37

Hypothetical (5% return per
year before expenses)	$1,000.00	$1,015.38	$9.91

*	Expenses are equal to the Fund’s annualized expense ratio of 1.95%; multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Semi-Annual Report - 5

6 - Semi-Annual Report

Portfolio of Investments
December 31, 2006 (Unaudited)

		Shares	Market Value
Common Stocks - 89.9%			$39,564,290
(cost $34,011,103)

CONSUMER DISCRETIONARY - 6.8%			2,979,778
BRR	ACR GROUP, INC.*	13,716	80,925
AVTR	AVATAR HOLDINGS, INC.*	1,700	137,445
BYD	BOYD GAMING CORP.	2,600	117,806
BWS	BROWN SHOE CO., INC.	1,800	85,932
COH	COACH, INC.*	3,600	154,656
CRRC	COURIER CORP.	1,700	66,249
CTIB	CTI INDUSTRIES CORP.	7,100	34,506
DAAT	DAC TECHNOLOGIES
	GROUP INTERNATIONAL, INC.*	34,550	78,774
DXPE	DXP ENTERPRISES, INC.*	13,000	455,520
HD	THE HOME DEPOT, INC.	4,300	172,688
HSOA	HOME SOLUTIONS OF AMERICA, INC.*	6,900	40,434
HMC	HONDA MOTOR CO., LTD. - ADR	1,200	47,448
IFON	INFOSONICS CORP.*	128,800	632,408
JCI	JOHNSON CONTROLS, INC.	1,000	85,920
MW	THE MEN’S WEARHOUSE, INC.	1,850	70,781
MSI	MOVIE STAR, INC.*	7,300	11,461
NKE	NIKE, INC. - CLASS B	1,100	108,933
RL	POLO RALPH LAUREN CORP.	2,100	163,086
PQE	PROQUEST CO.*	6,500	67,925
SCVL	SHOE CARNIVAL, INC.*	2,400	75,840
BRLC	SYNTAX- BRILLIAN CORP.*	24,500	210,455
TM	TOYOTA MOTOR CORP. - ADR	600	80,586

CONSUMER STAPLES - 5.2%			2,310,421
BJ	BJ’S WHOLESALE CLUB, INC.*	1,500	46,665
BG	BUNGE LTD.	1,000	72,510
CPSL	CHINA PRECISION STEEL, INC.*	6,847	73,605
CU	COMPANIA CERVECERIAS UNIDAS - ADR	3,900	115,830
KOF	COCA-COLA FEMSA - ADR	2,500	95,000
GMK	GRUMA - ADR	17,100	248,805
LBIX	LEADING BRANDS, INC.*	159,600	606,480
CG	LOEWS CORP. - CAROLINA GROUP	2,100	135,912
PARL	PARLUX FRAGRANCES, INC.*	3,100	17,267
PPC	PILGRIM’S PRIDE CORP.	1,800	52,974
PG	PROCTER & GAMBLE CO.	3,800	244,226
PMID	PYRAMID BREWERIES, INC.*	40,650	124,796
SDA	SADIA - ADR	3,500	119,315
SAFM	SANDERSON FARMS, INC.	1,800	54,522
SEB	SEABOARD CORP.	100	176,500
UL	UNILEVER PLC - ADR	3,500	97,370
WVVI	WILAMETTE VALLEY VINEYARDS, INC.*	4,200	28,644

The accompanying notes are an integral part of these financial statements.
Semi-Annual Report - 7

ENERGY - 16.3%			7,170,417
ALY	ALLIS-CHALMERS ENERGY, INC.*	25,800	594,432
APA	APACHE CORP.	2,100	139,671
ATLS	ATLAS AMERICA, INC.*	1,631	83,132
BRG	BG GROUP PLC - ADR	1,300	88,972
CPE	CALLON PETROLEUM CO.*	10,300	154,809
CHK	CHESAPEAKE ENERGY CORP.	5,400	156,870
CVX	CHEVRON CORP.	3,200	235,296
COP	CONOCOPHILLIPS	4,800	345,360
EPEX	EDGE PETROLEUM CORP.*	2,800	51,072
ECA	ENCANA CORP.	3,600	165,420
FRO	FRONTLINE, LTD.	3,600	114,660
GMR	GENERAL MARITIME CORP.	3,200	112,608
GI	GIANT INDUSTRIES, INC.*	1,450	108,678
GRP	GRANT PRIDECO, INC.*	2,800	111,356
GPOR	GULFPORT ENERGY CORP.*	18,000	244,620
HLX	HELIX ENERGY SOLUTIONS GROUP, INC.*	3,900	122,343
HGT	HUGOTON ROYALTY TRUST	69	1,697
MMLP	MARTIN MIDSTREAM PARTNERS L.P.	2,700	89,748
NHY	NORSK HYDRO ASA - ADR	3,700	113,479
OXY	OCCIDENTAL PETROLEUM CORP.	4,200	205,086
OMM	OMI CORP.	3,700	78,329
PTEN	PATTERSON-UTI ENERGY, INC.	25,500	592,365
PWE	PENN WEST ENERGY TRUST	12,700	388,112
PZE	PETROBRAS ENERGIA PARTICIPACIONES - ADR*	4,900	59,731
PXP	PLAINS EXPLORATION & PRODUCTION CO.*	1,100	52,283
PVX	PROVIDENT ENERGY TRUST	6,490	70,871
SXC	STANTEC, INC.*	404	8,783
TTES	T-3 ENERGY SERVICES, INC.*	6,367	140,392
TLM	TALISMAN ENERGY, INC.	10,500	178,395
TELOZ	TEL OFFSHORE TRUST	90	838
TSO	TESORO CORP.	5,000	328,850
UNT	UNIT CORP.*	1,800	87,210
EGY	VAALCO ENERGY, INC.*	44,000	297,000
VLO	VALERO ENERGY CORP.	31,292	1,600,899
XTO	XTO ENERGY, INC.	1,000	47,050

FINANCIALS - 14.6%			6,440,120
TCHC	21ST CENTURY HOLDING CO.	3,700	87,875
AMPH	AMERICAN PHYSICIANS SERVICES GROUP, INC.	6,627	106,032
AMP	AMERIPRISE FINANCIAL, INC.	1,100	59,950
ABCB	AMERIS BANCORP	3,134	88,316
AINV	APOLLO INVESTMENT CORP.	5,400	120,960
ACGL	ARCH CAPITAL GROUP, LTD.*	1,200	81,132
BCS	BARCLAYS PLC - ADR	4,300	250,002
BFNB	BEACH FIRST NATIONAL BANCSHARES, INC.*	4,907	93,861
BRK/B	BERKSHIRE HATHAWAY
	HOLDINGS, INC. - CLASS B*	100	366,600
CACB	CASCADE BANCORP	3,750	116,363
CSH	CASH AMERICA INTERNATIONAL, INC.	3,200	150,080
BAP	CREDICORP, LTD.	6,300	257,922
CRMH	CRM HOLDINGS, LTD.*	7,380	66,346

The accompanying notes are an integral part of these financial statements.
8 - Semi-Annual Report

DHIL	DIAMOND HILL INVESTMENT GROUP, INC.*	7,643	639,948
EMCI	EMC INSURANCE GROUP, INC.	1,800	61,416
FNM	FANNIE MAE	3,100	184,109
FNF	FIDELITY NATIONAL TITLE GROUP, INC. - CLASS A	1,457	34,793
FRGB	FIRST REGIONAL BANCORP*	2,800	95,452
BEN	FRANKLIN RESOURCES, INC.	600	66,102
GBL	GAMCO INVESTORS, INC. - CLASS A	9,700	373,062
GS	THE GOLDMAN SACHS GROUP, INC.	400	79,740
GYRO	GYRODYNE CO. OF AMERICA, INC.*	4,825	298,040
IBCA	INTERVEST BANCSHARES CORP.*	3,500	120,435
KFS	KINGSWAY FINANCIAL SERVICES, INC.	4,300	89,655
MIGP	MERCER INSURANCE GROUP, INC.	4,190	84,470
MS	MORGAN STANLEY	1,400	114,002
NEWT	NEWTEK BUSINESS SERVICES, INC.*	61,435	122,256
IX	ORIX CORP. - ADR	700	102,760
PRWT	PREMIERWEST BANCORP	8,200	130,872
RDN	RADIAN GROUP, INC.	1,500	80,865
SAFT	SAFETY INSURANCE GROUP, INC.	2,200	111,562
SCBT	SCBT FINANCIAL CORP.	2,800	116,844
SBKC	SECURITY BANK CORP.	4,404	100,499
SMTB	SMITHTOWN BANCORP, INC.	3,701	100,371
SFG	STANCORP FINANCIAL GROUP, INC.	1,100	49,555
STFC	STATE AUTO FINANCIAL CORP.	2,800	97,244
GROW	U.S. GLOBAL INVESTORS, INC.*	19,935	1,340,629

HEALTH CARE - 14.2%			6,242,980
ADAM	A.D.A.M., INC.*	3,414	20,757
AKN	AKORN, INC.*	67,400	421,250
AMRN	AMARIN CORP.*	31,500	71,820
BIIB	BIOGEN IDEC, INC.*	22,200	1,092,018
CTE	CARDIOTECH INTERNATIONAL, INC.*	36,825	71,809
CUTR	CUTERA, INC.*	5,600	151,200
DEPO	DEPOMED, INC.*	271,000	934,950
ELN	ELAN CORP. PLC - ADR*	133,300	1,966,175
HGRD	HEALTH GRADES, INC.*	14,000	62,860
HUM	HUMANA, INC.*	1,600	88,496
IIG	IMERGENT, INC.*	3,500	100,240
MFIC.OB	MFIC CORP.*	31,800	48,972
MOH	MOLINA HEALTHCARE, INC.*	5,000	162,550
NOVA	NOVAMED, INC.*	300	2,271
NVO	NOVO NORDISK A/S - ADR	2,700	225,801
SNTS	SANTARUS, INC.*	44,200	346,086
SURG	SYNERGETICS USA, INC.*	10,500	45,885
UNH	UNITEDHEALTH GROUP, INC.	8,000	429,840

INDUSTRIALS - 10.6%			4,659,497
ABIX	ABATIX CORP.*	23,054	156,306
AERTA	ADVANCED ENVIRONMENTAL
	RECYCLING TECHNOLOGIES, INC.*	36,726	74,187
ABFS	ARKANSAS BEST CORP.	3,700	133,200
BLDR	BUILDERS FIRSTSOURCE, INC.*	100	1,783
CSX	CSX CORP.	1,900	65,417

The accompanying notes are an integral part of these financial statements.
Semi-Annual Report - 9

DHBT.PK	DHB INDUSTRIES, INC.*	18,200	53,690
DPW	DIGITAL POWER CORP.*	39,900	51,870
DOV	DOVER CORP.	1,100	53,922
BOOM	DYANAMIC MATERIALS CORP.	4,000	112,400
EEI	ECOLOGY AND ENVIRONMENT, INC. - CLASS A	9,000	98,100
ESLT	ELBIT SYSTEMS, LTD.	3,100	100,595
WIRE	ENCORE WIRE CORP.*	4,500	99,045
RAIL	FREIGHTCAR AMERICA, INC.	2,200	121,990
GDI	GARDNER DENVER, INC.*	1,800	67,158
GV	THE GOLDFIELD CORP.*	62,300	74,137
ASR	GRUPO AEROPORTUARIO DEL SURESTE - ADR	2,600	110,422
GSH	GUANGSHEN RAILWAY CO. LTD. - ADR	7,600	257,640
JH	JOHN H. HARLAND CO.	2,200	110,440
HURC	HURCO COS., INC.*	5,000	158,900
HBP	HUTTIG BUILDING PRODUCTS, INC.*	100	529
IPII	IMPERIAL INDUSTRIES, INC.*	10,900	88,508
IAL	INTERNATIONAL ALUMINUM CORP.	2,500	121,875
JCTCF	JEWETT-CAMERON TRADING CO., LTD.*	400	5,500
KRSL	KREISLER MANUFACTURING CORP.*	33,452	322,143
KTII	K-TRON INTERNATIONAL, INC.*	2,600	194,142
LMS	THE LAMSON & SESSIONS CO.*	9,500	230,470
LSTR	LANDSTAR SYSTEMS, INC.	1,900	72,542
LMIA	LMI AEROSPACE, INC.*	2,100	32,508
MFW	M&F WORLDWIDE CORP.*	7,500	189,450
TUC	MAC-GRAY CORP.*	6,600	78,672
NSC	NORFOLK SOUTHERN CORP.	3,100	155,899
RGMI	RG AMERICA, INC.*	54,300	9,774
SIMC	SIMCLAR, INC.*	20,700	123,786
TRCI	TECHNOLOGY RESEARCH CORP.	9,700	40,546
TDY	TELEDYNE TECHNOLOGIES INC.*	4,400	176,572
TGIS	THOMAS GROUP, INC.	18,100	272,224
UNP	UNION PACIFIC CORP.	1,900	174,838
UIC	UNITED INDUSTRIAL CORP.	2,000	101,500
UUU	UNIVERSAL SECURITY INSTRUMENTS, INC.*	5,718	159,761
VLG	VALLEY NATIONAL GASES INC.*	3,600	95,220
VSEC	VSE CORP.	3,299	111,836

INFORMATION TECHNOLOGY - 9.0%			3,961,958
AEY	ADDVANTAGE TECHNOLOGIES GROUP, INC.*	35,100	97,929
AIXG	AIXTRON - ADR*	153	675
AFOP	ALLIANCE FIBER OPTIC PRODUCTS, INC.*	82,952	167,563
AXE	ANIXTER INTERNATIONAL, INC.*	2,300	124,890
IMOS	CHIPMOS TECHNOLOGIES (BERMUDA), LTD.*	20,077	136,323
CREAF	CREATIVE TECHNOLOGY, LTD.	33,190	219,386
CRYP	CRYPTOLOGIC, INC.	15,700	364,240
CSPI	CSP, INC.*	33,864	277,008
CVV	CVD EQUIPMENT CORP.*	13,900	79,230
DTLK	DATALINK CORP.*	6,700	50,384
ECIL	ECI TELECOM, LTD.*	9,300	80,538
ECTX	ECTEL, LTD.*	217	1,061
ECHO	ELECTRONIC CLEARING HOUSE, INC.*	5,893	108,431
EONC	EON COMMUNICATIONS CORP.*	55,700	79,094
FIS	FIDELITY NATIONAL INFORMATION SERVICES, INC.	644	25,818

The accompanying notes are an integral part of these financial statements.
10 - Semi-Annual Report

FDC	FIRST DATA CORP.	3,200	81,664
GIGM	GIGAMEDIA LTD.*	8,300	81,091
HLIT	HARMONIC, INC.*	100	727
KNOT	THE KNOT, INC.*	1,700	44,608
MA	MASTERCARD, INC. - CLASS A	5,200	512,148
MU	MICRON TECHNOLOGY, INC.*	14,800	206,608
NOIZ	MICRONETICS, INC.*	12,600	96,390
MSFT	MICROSOFT CORP.	5,400	161,244
MOT	MOTOROLA, INC.	4,500	92,520
NTWK	NETSOL TECHNOLOGIES, INC.*	37,550	51,068
NEWP	NEWPORT CORP.*	4,500	94,275
ONNN	ON SEMICONDUCTOR CORP.*	15,500	117,335
PRFT	PERFICIENT, INC.*	6,200	101,742
RDCM	RADCOM, LTD.*	55,064	143,167
RMTR	RAMTRON INTERNATIONAL CORP.*	23,900	88,908
RWC	RELM WIRELESS CORP.*	15,800	94,484
SMSI	SMITH MICRO SOFTWARE, INC.*	1,400	19,866
XWG	WIRELESS XCESSORIES GROUP, INC.*	20,500	60,475
ZONS	ZONES, INC.*	3,400	25,398
ZIGO	ZYGO CORP.*	4,600	75,670

MATERIALS - 8.9%			3,930,376
AKZOY	AKZO NOBEL - ADR	3,700	225,219
ARSD.OB	ARABIAN AMERICAN DEVELOPMENT CO.*	19,300	60,795
ARJ	ARCH CHEMICALS, INC.	4,200	139,902
ARKAY	ARKEMA - ADR*	30	1,540
CX	CEMEX - ADR *	8,400	284,592
RIO	COMPANHIA VALE DO RIO DOCE - ADR	5,100	151,674
CLF	CLEVELAND-CLIFFS CORP.	2,700	130,788
DOW	THE DOW CHEMICAL CO.	1,100	43,934
ERS	EMPIRE RESOURCES, INC.	8,300	90,802
FCX	FREEPORT-MCMORAN
	COPPER & GOLD, INC. - CLASS B	3,900	217,347
GRZ	GOLD RESERVE, INC. - CLASS A*	14,400	67,968
LSCO	LESCO, INC.*	3,400	29,410
NTO	NORTHERN ORION RESOURCES, INC.*	54,000	197,640
NXG	NORTHGATE MINERALS CORP.*	403,700	1,404,876
PKX	POSCO - ADR*	2,400	198,408
TCK	TECK COMINCO LTD. - CLASS B	1,900	143,165
RMIX	U.S. CONCRETE, INC.*	15,300	108,936
UFPT	UFP TECHNOLOGIES, INC.*	13,700	76,994
USLM	UNITED STATES LIME & MINERALS, INC.*	8,029	242,074
VHI	VALHI, INC.	4,400	114,312

TELECOMMUNICATION SERVICES - 3.4%			1,489,357
CBB	CINCINNATI BELL, INC.*	22,800	104,196
ESCH	ESCHELON TELECOM, INC.*	4,600	91,126
GLBC	GLOBAL CROSSING LTD.*	5,400	132,570
HTCO	HICKORY TECH CORP.	9,100	65,065
MTRM	METROMEDIA INTERNATIONAL GROUP, INC.*	79,800	117,306
DCM	NTT DOCOMO, INC. - ADR	16,900	268,203
NZT	TELECOM CORP. OF NEW ZEALAND LTD. - ADR	4,500	121,140

The accompanying notes are an integral part of these financial statements.
Semi-Annual Report - 11

TEF	TELEFONICA - ADR	2,200	140,250
TKA	TELEKOM AUSTRIA - ADR	1,100	58,784
TELN	TELENOR - ADR	2,600	146,718
TKC	TURKCELL ILETISIM HIZMETLERI - ADR	12,600	168,588
CLEC	US LEC CORP. - CLASS A*	8,100	75,411

UTILITIES - 0.9%			379,386
CNP	CENTERPOINT ENERGY, INC.	3,600	59,688
ELE	ENDESA - ADR	1,900	88,388
KEP	KOREA ELECTRIC POWER CORP. - ADR	7,200	163,512
SRE	SEMPRA ENERGY	1,200	67,248
SWWC	SOUTHWEST WATER CO.	40	550

INVESTMENT COMPANIES - 5.1%			2,229,419
(cost $1,692,098)
SHY	ISHARES LEHMAN 1-3 YEAR
	TREASURY BOND FUND	7,400	591,704
GDX	MARKET VECTORS GOLD MINERS	10,500	418,740
PSQ	SHORT QQQ PROSHARES	5,900	371,110
SPY	SPDR TRUST SERIES 1	3,900	552,591
EMF	TEMPLETON EMERGING MARKETS FUND	16,100	295,274

CASH EQUIVALENTS - 2.2%			979,312
(cost $979,312)
HIGHMARK FIDUCIARY US TREASURY MONEY MARKET		489,656	489,656
HIGHMARK FIDUCIARY DIVERSIFIED MONEY MARKET		489,656	489,656

TOTAL INVESTMENT SECURITIES - 97.2%			42,773,021
(cost $36,682,513)

ASSETS LESS OTHER LIABILITIES - 2.8%			1,249,970
NET ASSETS - 100.0%			$44,022,991

*	Non-income producing security.
ADR	- American Depositary Receipt.

The accompanying notes are an integral part of these financial statements.
12 -Semi-Annual Report

Statement of Asset and Liabilities
December 31, 2006 (Unaudited)

ASSETS
Investment securities:
At acquisition cost	$36,682,513
At market value (Note 2)	$42,773,021
Cash	2,337
Interest and dividends receivable	35,775
Receivable for portfolio investments sold	1,510,235
Receivable for capital shares sold	28,850
TOTAL ASSETS	44,350,218

LIABILITIES
Payable for portfolio investments purchased	250,248
Payable for capital shares redeemed	4,591
Accrued investment advisory fee	55,683
Accrued administrative fee	16,705
TOTAL LIABILITIES	327,227

NET ASSETS	$44,022,991

Net assets consist of:
Paid in capital	$38,697,690
Accumulated net investment loss	(251,540)
Accumulated net realized loss from security transactions	(513,667)
Net unrealized appreciation of investments	6,090,508
Net assets	$44,022,991

Shares of beneficial interest outstanding (unlimited
number of shares authorized, no par value)	2,945,122

Net asset value, offering price and redemption
price per share (Note 2)	$14.95

The accompanying notes are an integral part of these financial statements.
Semi-Annual Report - 13

Statement of Operations
Six Months Ended December 31, 2006 (Unaudited)

INVESTMENT INCOME
Dividends (net of withholding tax $8,143)	$181,558
Interest	51,899
TOTAL INVESTMENT INCOME	233,457

EXPENSES
Investment advisory fees (Note 4)	318,000
Administrative fees (Note 4)	95,400
TOTAL EXPENSES	413,400

NET INVESTMENT INCOME (LOSS)	(179,943)

REALIZED AND UNREALIZED GAINS ON INVESTMENTS
Net realized gain from transactions	3,048,617
Net change in unrealized appreciation of investments	1,424,831

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS	4,473,448

NET INCREASE IN NET ASSETS FROM OPERATIONS	$4,293,505

The accompanying notes are an integral part of these financial statements.
14 - Semi-Annual Report

Statements of Changes in Net Assets
For the Period Ended December 31, 2006 and the Fiscal Year Ended June 30, 2006

	Six Months
	Ended	Year
	12/31/06	Ended
	(Unaudited)	6/30/06
FROM OPERATIONS:
Net investment income (loss)	$(179,943)	$(243,525)
Net realized gain from investments sold	3,048,617	6,874,439
Net change in unrealized appreciation on investments	1,424,831	1,422,779
Net increase in net assets resulting from operations	4,293,505	8,053,693

FROM CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	2,262,551	10,665,302
Payments of shares redeemed	(6,657,707)	(15,878,870)
Net decrease in net assets from
capital share transactions	(4,395,156)	(5,213,568)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(101,651)	2,840,125

NET ASSETS:
Beginning of period	44,124,642	41,284,517
End of period	$44,022,991	$44,124,642

Accumulated net investment loss	(251,540)	—

Capital Share Activity
Shares sold	165,340	809,814
Shares redeemed	(494,689)	(1,257,048)
Net decrease in shares outstanding	(329,349)	(447,234)
Shares outstanding, beginning of period	3,274,471	3,721,705
Shares outstanding, end of period	2,945,122	3,274,471

The accompanying notes are an integral part of these financial statements.
 Semi-Annual Report - 15

FINANCIAL HIGHLIGHTS
Selected Per Share Data and Ratios For a Share of Capital
Stock Outstanding Throughout Each Period

	Six Months
	Ended		Year	Year	Year	Year	Period
	12/31/06		Ended	Ended	Ended	Ended	Ended
	(Unaudited)		6/30/06	6/30/05	6/30/04	6/30/03	6/30/02(a)
Net asset value at
beginning of period	$13.48		$11.09	$12.49	$11.05	$10.63	$10.00

Income from
Investment Operations:
Net investment loss	(0.06)		(0.07)	(0.03)	(0.13)	(0.02)	(0.02)
Net realized and unrealized
gain (loss) on investments	1.53		2.46	(0.36)	2.47	0.45	0.65
Total from
investment operations	1.47		2.39	(0.39)	2.34	0.43	0.63

Less distributions from:
Realized gains	—		—	(1.01)	(0.90)	(0.01)	—
Total distributions	—		—	(1.01)	(0.90)	(0.01)	—

Net asset value at
end of period	$14.95		$13.48	$11.09	$12.49	$11.05	$10.63

Total Return	10.91%(b	)	21.55%	(3.14)%	20.92%	4.00%	6.30%(b	)

Net assets at
end of period (millions)	$44.0		$44.1	$41.3	$79.0	$32.1	$7.5

Ratio of expenses
to average net assets:	1.95%(c	)	1.95%	1.95%	1.95%	1.95%	1.95%(c	)
Ratio of net investment loss
to average net assets:	(0.85%(c))		(0.57)%	(0.20)%	(1.26)%	(0.27)%	(0.63%(c	))
Portfolio turnover rate	63%(b	)	156%	647%	504%	368%	141%(b	)

(a)   Represents the period from the commencement of operations (November 5, 2001) through June 30, 2002.
(b)   Not annualized.
(c)   Annualized.

The accompanying notes are an integral part of these financial statements.
16 -Semi-Annual Report

NOTES TO THE FINANCIAL STATEMENTS
December 31, 2006 (Unaudited)

1. Organization

The Marketocracy Masters 100 Fund (the “Fund”) is a series of Marketocracy Funds (the Trust), an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust was organized as a Delaware statutory trust on July 14, 1999. The Fund commenced operations on November 5, 2001.

The objective of the fund is capital appreciation. In seeking capital appreciation, the Fund invests primarily in common stocks of U.S. and foreign companies of any size, seeking to outperform the Standard & Poors Composite Stock Price Index (the “S&P 500 Index”).

2. Significant Accounting Policies

The following is a summary of significant accounting policies employed by the Fund in preparing its financial statements:

Investment Valuation
Portfolio securities are valued as follows:

(1) securities that are traded on stock exchanges or are quoted by NASDAQ are valued at the last reported sale price as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued, or, if not traded on a particular day, at the most recent bid price,

(2) securities traded in the over-the-counter market, and which are not quoted by NASDAQ, are valued at the last sale price (or, if the last sale price is not readily available, at the most recent bid price as quoted by brokers that make markets in the securities) as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued,

(3) securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and

(4) securities (and other assets) for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees.

In general, the Fund “fair values” securities (or other assets) when the Fund’s sub-administrator, administrator or investment adviser do not receive market quotations for those securities (or other assets) or, in some limited cases, receive market quotations for the securities or other assets that they do not believe are reliable or correct. Circumstances that might give rise to the Fund fair valuing a security include trading halts, de-listing of the security, early closing or failure of the opening of the primary exchange on which the security primarily trades, and corporate actions, e.g., stock splits, tender offers, reorganizations or exchanges. With respect to the Fund’s investments in one or more open-end management investment companies registered under the 1940 Act, the Fund’s net asset value is calculated based in part upon the net asset values of such investment companies. The prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

Semi-Annual Report - 17

Despite diligence and good faith, the fair valuing of the Fund’s portfolio securities could lead to values, which in hindsight and with information not available when fair valuing, that are not entirely accurate. However, the Fund’s portfolio tends to be extremely and broadly diversified. At December 31, 2006, the Fund held securities of 250 different issuers in all 10 sectors represented by the S&P 500 Index. Thus, erroneous fair values of one or even several are less likely to materially affect the Fund’s net asset value than if the Fund were less diversified. In addition, virtually all of the Fund’s portfolio securities trade principally on U.S. securities exchanges. Thus, fair valuing presents fewer risks for the Fund than those faced by mutual funds holding securities traded on foreign exchanges. In addition, the Fund’s historical rate of required fair valuing during its operations to date has been relatively modest. Nevertheless, the Fund regularly reviews the appropriateness and accuracy of the method it uses in valuing its portfolio securities to determine if it should make any necessary change adjustments. As of December 31, 2006 the Fund did not hold fair valued securities.

The net asset value per share of the Fund will fluctuate with the value of the securities it holds.

NOTE: If the Fund has portfolio securities that are primarily listed on foreign exchanges and trade on weekends or other days when the Fund does not price its shares, please note that the net asset value of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem the Fund’s shares.

Share Valuation
The net asset value per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated expenses), by the total number of shares outstanding of the Fund, rounded to the nearest cent. The offering and redemption price per share of the Fund is equal to the net asset value per share.

Distributions to Shareholders
Dividends from net investment income and distributions of net realized capital gains, if any, will be declared and paid at least annually. Dividends from net investment income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes
The Fund has elected to be taxed as “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare each year as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

18 - Semi-Annual Report

Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. As of June 30, 2006, the Fund had post-October losses of $0. At June 30, 2006, the Fund has estimated capital loss carryforwards of $3,365,914 of which $1,709,714 expires in 2013 and $1,656,200 which expires in 2010. The carryforward loss expiring in 2010 was generated in connection with the reorganization of Marketocracy Medical Specialists Fund into the Fund and is limited to approximately $414,050 each year through 2010.

Security Transactions and Investment Income
Investment and shareholder transactions are recorded on the trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Reclassifications are made within the net asset accounts for amounts related to permanent differences in the character of certain income and expense items for income tax and financial reporting purposes.

Guarantees and Indemnifications
In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

New Accounting Pronouncements
On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No.48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management believes that the adoption of FIN 48 will have no impact on the financial statements of the Fund.

In September 2006, FASB issued FASB Statement No. 157, “Fair Value Measurement” (“SFAS 157”), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Fund believes adoption of SFAS 157 will have no material impact on its financial statements.

3. Investment Transactions

The Fund’s aggregate purchases and sales of securities (excluding short-term investments) for the six months ended December 31, 2006 are summarized below:

Purchases	$25,398,308
Sales	$28,342,245

There were no purchases or sales of long-term U.S. Government securities.

Semi-Annual Report - 19

At December 31, 2006, gross unrealized appreciation and depreciation of investments for tax purposes were as follows:

Masters 100 Fund
Unrealized appreciation	$7,759,614
Unrealized depreciation	$(1,937,073)
Net unrealized appreciation on investments	$5,822,541

At December 31, 2006, the cost of investments for federal income tax purposes was $36,950,480. The difference between book basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on passive foreign investment companies and return of capital distributions and income adjustments recognized for tax purposes on real estate investment trusts, energy trusts, and royalty trusts.

4. Investment Advisory and Administration Agreements

Advisory Fees - The investment adviser for the Fund is Marketocracy Capital Management LLC (“MCM” or the “Adviser”). The Fund’s investments are managed by the Adviser pursuant to the terms of the Investment Advisory and Management Agreement (the “Advisory Agreement”). Under the Advisory Agreement, the Adviser regularly provides the Fund with investment research, advice, management and supervision and furnishes a continuous investment program for the Fund’s portfolio, subject to the supervision of the Trust’s Board of Trustees. The Adviser is responsible for (1) the compensation of any of the Trust’s Trustees, officers and employees who are “interested persons” of the Trust, (2) compensation of the Adviser’s personnel and payment of other expenses in connection with the provision of portfolio management services under the Advisory Agreement, and (3) expenses of printing and distributing the Fund’s Prospectus and sales and advertising materials to prospective investors.

For the services provided by the Adviser under the Advisory Agreement, the Adviser receives management fees from the Fund, computed and accrued daily and paid monthly, equal to 1.50% per annum of the Fund’s average daily net assets. Under the Advisory Agreement, the Fund’s investment adviser has contractually agreed that the Fund’s total annual operating expenses will be 1.95% of the Fund’s average daily net assets up to $200 million, 1.90% of such assets from $200 million to $500 million, 1.85% of such assets from $500 million to $1 billion and 1.80% of such assets in excess of $1 billion. This arrangement will continue as long as the Trust’s Board of Trustees annually reviews and renews the Advisory Agreement. For the six months ended December 31, 2006, the Fund incurred $318,000 in advisory fees.

Administration Fees - The Trust has entered into a separate contract with MCM wherein MCM is responsible for providing administrative and supervisory services to the Fund (the “Administration Agreement”). Under the Administration Agreement, MCM oversees the maintenance of all books and records with respect to the Fund’s securities transactions and the Fund’s book of accounts in accordance with all applicable federal and state laws and regulations. MCM also arranges for the preservation of journals, ledgers, corporate documents, brokerage account records and other records, which are to be maintained pursuant to the 1940 Act.

20 - Semi-Annual Report

Under the Administration Agreement, MCM is responsible for the equipment, staff, office space and facilities necessary to perform its obligations thereunder. MCM has also assumed responsibility for payment of all of the Fund’s operating expenses except for brokerage, commission and other investment-related expenses and any extraordinary and nonrecurring expenses.

For the services rendered by MCM under the Administration Agreement, MCM receives a fee at the annual rate of 0.45% of the respective Fund’s average daily net assets up to $200 million, 0.40% of such assets from $200 million to $500 million, 0.35% of such assets from $500 million to $1 billion and 0.30% of such assets in excess of $1 billion, (excluding certain expenses of holding or carrying the Fund’s securities). For the six months ended December 31, 2006, the Fund incurred administration fees of $95,400.

MCM has retained U.S. Bancorp Fund Services, LLC (the “Transfer Agent”) to serve as the Fund’s transfer agent, dividend paying agent and shareholder service agent, to provide accounting and pricing services to the Fund, and to assist MCM in providing executive, administrative and regulatory services to the Fund. MCM (not the Fund) pays the Transfer Agent’s fees for these services.

5. Distributions to Shareholders

There were no distributions to shareholders for the six months ended December 31, 2006 and the fiscal year ended June 30, 2006.

At June 30, 2006, the components of distributable earnings on a tax basis were as follows:

Capital loss carryforward (Note 2)	$(3,365,914)
Post October losses	—
Unrealized appreciation	4,397,710
$1,031,796

Semi-Annual Report - 21

Approval of Investment Advisory Agreement (Unaudited)

Excerpt from November 17, 2006, Board of Trustees Meeting Minutes of material factors and conclusions regarding the approval of investment advisory agreement between
Fund and Trust.

WHEREAS, the Board requested and evaluated, and Marketocracy Capital Management LLC (“MCM”) and U.S. Bancorp Fund Services, LLC (“USBFS”) furnished, such information concerning MCM and the Investment Advisory and Management Agreement between the Trust and MCM as investment adviser to the Marketocracy Masters 100 Fund (the “Fund”) Advisory Agreement (“MOF Advisory Agreement”) as the Board has deemed reasonably necessary to evaluate the terms and conditions and the continuation of such MOF Advisory Agreement, including without limitation information concerning MCM’s brokerage practices and use of soft dollar credits generated by the MOF Fund’s portfolio securities brokerage transactions;

WHEREAS, in fulfilling the requirements of Section 15(c) of the 1940 Act for evaluating and approving the continuation of the MOF Advisory Agreement, the Board considered the following material factors:

(i)	The nature, extent and quality of the advisory services that MCM provided and would provide;

(ii)
The Fund’s investment performance during the past fiscal year and since the Fund’s inception, as compared to appropriate benchmarks, and as compared with other mutual funds with similar investment objectives and size over the same periods;

(iii)	The costs of the advisory services MCM provided and would provide and the profits (losses) MCM and its affiliates realized and would realize from the relationship MCM has with the Fund;

(iv)	The extent to which the Fund would realize economies of scale as the Fund grows and whether advisory fee levels would reflect those economies of scale to the benefit of the Fund’s shareholders;

(v)
A comparison of the services MCM rendered and would render and the amounts the Fund paid and would pay under the MOF Advisory Agreement with other amounts paid to other investment advisers under other investment advisory contracts with other registered investment companies;

(vi)	Any benefits MCM and its affiliates derived and would derive from MCM’s advisory relationship with the Fund such as:

(A)	Soft dollar arrangements by which broker-dealers would provide research to the Fund or MCM in return for MCM allocating Fund brokerage to such broker-dealers, and

(B)	The MOF Administration Agreement;

(vii) The appropriateness of the advisory fees the Fund paid and would pay to MCM;

(viii) The nature of the Fund’s investments;

(ix) The changing climate in the financial services industry;

22 - Semi-Annual Report

(x)
The risks MCM assumed and would assume in complying with regulatory initiatives, investment restrictions, expense limitations and tax laws, and the possibility of substantial liability for the Trust and the Fund, or MCM, for MCM’s failure to comply;

(xi)	The volatility of the financial markets and, thus, of advisory fee income; and

(xii)	The need to provide sufficient incentives to the owners and employees of MCM in light of the foregoing considerations;

WHEREAS, in fulfilling the requirements of Section 15(c) of the 1940 Act for evaluating and approving the continuation of the MOF Advisory Agreement, the Board came to the following conclusions regarding the foregoing material factors:

(i)
The nature, extent and quality of the advisory services provided and to be provided by MCM are unique in the investment management industry, MCM and its affiliates having developed an entirely new, high quality and innovative approach to investing through the combination of the Internet, the website Marketocracy.com®, the m100 and MCM’s proprietary methods of selecting the m100;

(ii)
The Fund’s investment performance since the Fund’s inception, as compared to its appropriate benchmark, the S & P 500 Index, has been outstanding, and to the extent that the Fund’s performance lagged for any particular short-term period, MCM and its affiliates have promptly and vigorously addressed the lagging performance and developed appropriate and innovative responses seeking to avoid similar lagging performance in the future;

(iii)	MCM’s costs in providing its investment advisory services:

(A)	Have been relatively high because of the research and development required to create and implement MCM’s and its affiliates’ innovative approach to investment research and management,

(B)
Have required considerable investments of time and capital by MCM and its affiliates, who have funded such investments through venture capital financing and reinvestment of all of MCM’s and its affiliates’ revenues, and

(C)	Have so far impeded MCM and its affiliates from reasonably profiting on their considerable investment from the relationship MCM has with the Fund;

(iv)	As the Fund grows, the Fund’s current advisory fee breakpoints and expense limitations would reflect the economies of scale to the benefit of the Fund’s shareholders;

(v)
The comparison of MCM’s investment advisory fees of 1.50% of the Fund’s average annual net assets (approximately $641,000 for the fiscal year ended June 30, 2006) to fees charged by the investment advisers of the mutual funds in the Fund’s Lipper Small Cap Core category indicated that:

(A)	MCM’s fee level was near the very highest for such category (bottom fourth quartile),

(B)	Despite having nearly the highest level of investment advisory fees, the Fund’s total annual expenses of 1.95% of the Fund’s average annual net assets were near the average for such category, and

(C)	The Fund’s average net assets of approximately $42.8 million were considerably lower than the $141.8 million average for the category;

Semi-Annual Report - 23

(vi)	MCM derived benefits from its advisory relationship with the Fund of:

(A)
Approximately $116,500 (or approximately 0.27% of the Fund’s average annual net assets, for its fiscal year ended June 30, 2006) through soft dollar arrangements by which broker-dealers provided research to the Fund and MCM in return for allocating Fund brokerage, and

(B)	0.45% of the Fund’s average annual net assets (approximately $192,000 for the same fiscal year) through providing administrative services to the Fund pursuant to the MOF Administration Agreement;

(vii)
The investment advisory fees received and to be received by MCM and its affiliates were and would be appropriate given the nature, extent and quality of the advisory services MCM provided and would provide to the Fund;

(viii)	The Fund’s investments were and continue to be extremely diverse, covering the entire spectrum of the 10 S & P 500 Index sectors and averaging over 250 different issuers at any one time;

(ix)
The changing regulatory climate in the financial services industry resulting from the mutual fund and insurance industry scandals over the past few years has raised the baseline costs and management requirements significantly for investment advisers and mutual funds;

(x)
The risks MCM assumed and would assume in complying with regulatory initiatives, investment restrictions, expense limitations and tax laws, and the possibility of substantial liability for the Trust and the Fund, or MCM, for MCM’s failure to comply, have been raised significantly as a result of the myriad regulatory initiatives resulting from mutual fund and insurance industry scandals over the past few years;

(xi)
The volatility of the financial markets and, thus, of advisory fee income and investment performance results, has been significant in recent years as a result of terrorist attacks, Middle East conflicts and natural disasters; and

(xii)
The need to provide sufficient incentives to the owners and employees of MCM in light of the foregoing considerations is extremely high given the unique and innovative approach to investment research and management and MCM’s continuing operating deficits;

WHEREAS, the Board found, among other things, that the advisory fees the Fund paid and would pay to MCM and the proposed expenses of the Fund were reasonable and generally consistent in relation to the relevant peer groups and that MCM’s brokerage practices and uses of soft dollars were reasonably efficient; and

WHEREAS, in connection with its annual review of the MOF Agreements, the Board also considered the experience and qualifications of the Independent Trustees, whether the Independent Trustees are fully informed about all the facts with respect to the MOF Agreements, and the extent of care and conscientiousness the Independent Trustees bring to bear in the performance of their duties as Trustees and Independent Trustees of the Trust;

NOW, THEREFORE, BE IT RESOLVED, that the MOF Advisory Agreement is fair, reasonable and in the best interest of the Fund’s shareholders, and that the continuation of the MOF Advisory Agreement, including the payment of the advisory fees thereunder to MCM, through December 13, 2007, be, and it hereby is, authorized and approved.

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 Semi-Annual Report - 27

Availability of Quarterly Portfolio Schedule

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q for fiscal quarters. Once filed, the Fund's Form N-Q is available without charge, upon request on the SEC's website *(http://www.sec.gov)* and may be available by calling 1-888-884-8482. You can also obtain copies of Form N-Q by (i) visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC's Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to *publicinfo@sec.gov*.

Proxy Voting

Information regarding how the Fund voted proxies relating to portfolio securities of the Fund during the most recent 12-month period ended June 30 is available annually, by calling 1-888-884-8482. Furthermore, you can obtain the information on the Securities and Exchange Commission's website at *http://www.sec.gov*.

The policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities of the Fund are available in the Statement of Additional Information ("SAI") on the Fund's website at *http://funds.marketocracy.com* and on the Securities and Exchange Commission's website at *http://www.sec.gov*.

 28 - Semi-Annual Report

Investment Adviser/Administrator
Marketocracy Capital Management LLC
1200 Park Place, Suite 100
San Mateo, CA 94403

Transfer Agent/Sub-Administrator
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
(Toll-Free) 1-888-884-8482

Distributor
Rafferty Capital Markets, LLC
59 Hilton Avenue, Suite 101
Garden City, NY 11530

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

This report and the financial statements contained in it are provided for the general information of the shareholders of Marketocracy Funds. To obtain a prospectus containing more complete information about Marketocracy Funds, including fees and expenses, please call us at 1-888-884-8482, or visit funds.marketocracy.com.

Please read it carefully before you invest or send money.

Investment Act No. 811-09445

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Marketocracy Funds

By (Signature and Title)*

Kendrick W. Kam, President & Treasurer

Date                   March 7, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*

Kendrick W. Kam, President & Treasurer

Date                  March 7, 2007

* Print the name and title of each signing officer under his or her signature.